UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)    May 18, 2005

                           THE BOMBAY COMPANY, INC.
            (Exact Name of Registrant as Specified in Its Charter)




                                 Delaware
                (State or Other Jurisdiction of Incorporation)

         1-7832                                       75-1475223
(Commission File Number)                   (I.R.S. Employer Identification No.)

550 Bailey Avenue, Fort Worth, Texas                      76107
(Address of Principal Executive Offices)               (Zip Code)

                                (817) 347-8200
               Registrant's Telephone Number, Including Area Code


        (Former Name or Former Address, if Changed Since Last Report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))


Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

   On May 18, 2005, The Bombay Company, Inc. (the "Company") issued a press release reporting its financial results for the first fiscal quarter ended April 30, 2005. A copy of the Company's press release is attached hereto as
Exhibit  99.   This  Form  8-K and the attached exhibit are provided under Item
9.01 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

   (c)Exhibits

   Exhibit No.                       Description

     99 Press release dated May 18, 2005 containing the financial results for the first fiscal quarter ended April 30, 2005.






                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE BOMBAY COMPANY, INC.
                                        (Registrant)



Date:May 18, 2005                       /S/ ELAINE D. CROWLEY
                                        Elaine D. Crowley
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer



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